UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 10, 2013

Signature Group Holdings, Inc.

(Exact Name of Registrant as Specified in Its Charter)

Nevada	001-08007	95-2815260
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

15303 Ventura Boulevard, Suite 1600 Sherman Oaks, California	91403
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (805) 435-1255

(Former Name or Former Address, if Changed Since Last Report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 3.03 Material Modification to Rights of Security Holders.

The information set forth in Item 5.03 of this Current Report on Form 8-K is incorporated by reference herein.

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

Signature Group Holdings, Inc. (the “Company”) filed a Certificate of Change pursuant to Section 78.209 of the Nevada Revised Statutes (“NRS”) with the Nevada Secretary of State to effect a reverse stock split of the Company’s common stock, par value $.01 per share (the “Common Stock”), and the proportional decrease of the Company’s authorized shares of Common Stock at a ratio of one-for-ten (the “Reverse Split”). The Reverse Split was authorized by the Board of Directors of the Company pursuant to Section 78.207 of the NRS and, pursuant to the Certificate of Change, will become effective as of 12:01 a.m., Nevada time, on October 15, 2013.

Immediately prior to the Reverse Split, the Company had 665,000,000 shares of Common Stock authorized, and approximately 122,116,451 shares outstanding. Immediately following completion of the Reverse Split, the Company will have 66,500,000 shares of Common Stock authorized and approximately 12,215,000 shares outstanding. No fractional shares will be issued in the Reverse Split. Fractional shares will be rounded up to the nearest whole share.

The description contained herein of the Reverse Split is qualified in its entirety by reference to the Certificate of Change, a copy of which is attached to this report as Exhibit 3.1 hereto and incorporated herein by reference.

Item 8.01 Other Events.

The Company has announced its intention to reincorporate into Delaware through merging into a newly formed Delaware limited liability company subsidiary of a newly formed Delaware corporation, called SGH Holdco, Inc. (“Holdco”). In connection with the reincorporation, the Company’s outstanding shares of Common Stock will automatically be exchanged for the same number of shares of common stock of Holdco. The reincorporation is subject to stockholder approval, as explained more fully in a registration statement on Form S-4 filed with the SEC by Holdco on October 11, 2013. The Form S-4 is available on the SEC’s EDGAR website under CIK number 0001588295, File No. 333-191685.

The Board of Directors has authorized the Company to redeem its 9.0% notes payable, issued under an indenture dated as of June 11, 2010, in connection with the reincorporation.

Item 9.01 Financial Statements and Exhibits.

(d)	Exhibits.

3.1	Certificate of Change pursuant to NRS Section 78.209 of Signature Group Holdings, Inc.

4.1	Form of Stock Certificate for Common Stock of Signature Group Holdings, Inc.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SIGNATURE GROUP HOLDINGS, INC.
(Registrant)

By:	/s/ W. Christopher Manderson
Name:	W. Christopher Manderson
Title:	Executive Vice President, General Counsel and Secretary

Dated: October 11, 2013

EXHIBIT INDEX

Exhibit Number	Description

3.1	Certificate of Change pursuant to NRS Section 78.209 of Signature Group Holdings, Inc.

4.1	Form of Stock Certificate for Common Stock of Signature Group Holdings, Inc.